3Q10 Earnings Conference Call October 28, 2010 Exhibit 99.2

This slide presentation should be reviewed in conjunction with Sunoco’s Third Quarter 2010 earnings conference call held on
October 28, 2010 at 5:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-583-8095 and entering conference ID #8159532.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2009, and in its subsequent
Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at
www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.
Safe Harbor Statement

3Q10 Results
After-tax income before special items of $27MM* ($0.22/share diluted), pre-tax income of $33MM*
Retail & Logistics contributed pre-tax income of $110MM
SunCoke earned $44MM pre-tax, continuing record of strong performance
Refining & Supply (R&S) reported a pre-tax loss of $70MM in challenging market environment
Year-over-year improvement reflects our continued focus on fundamentals
Strategic Outlook
We remain focused on the fundamentals: running our refineries safely and reliably at optimal capacity utilization, lowering our breakeven cost per barrel, and improving margin capture, all of which are designed to increase our cash generation from operations
Strong balance sheet and logistics & brand led strategy that is focused on higher growth leave us well positioned going forward
* For reconciliation to Net Income (Loss), see Slides 14 and 15. Special Items in 3Q10 include a net gain of $38MM after-tax.
Summary

YTD
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 2010
Refining & Supply
    Continuing Operations
26        (130)     (182)     (227)     (70)       138      (70)       (2)
    Discontinued Tulsa Operations
15        (10)       -          -          -          -          -          -
Retail Marketing
9          18        83        36        34        73        68        175
Logistics
48        41        30        33        27        30        42        99
Coke
33        61        47        52        51        56        44        151
Chemicals
    Continuing Operations
(17)       (6)         (4)        6         5         7         5          17
    Discontinued Polypropylene Operations
11        6          2         3         33        -          -          33
Corporate Expenses
(18)       (15)       (18)       (16)       (23)       (30)       (28)       (81)
Net Financing Expenses & Other
(17)       (19)       (20)       (28)       (28)       (27)       (28)       (83)
    Pre-Tax Income (Loss) Before Special Items 90        (54)       (62)       (141)     29        247      33        309

Pre-Tax Income (Loss) Before Special Items*, MM$
33
247
29
(141)
(62)
(54)
90
($200)
($100)
$0
$100
$200
$300
* Pre-Tax Income (Loss) Before Special Items. For reconciliation to Net Income (Loss), see Slide 15.

Retail Marketing – Pre-Tax Earnings of $68MM
Strong margins even with rising wholesale prices during the
quarter
3Q volumes higher than prior year (overall and OBY) for gasoline
& distillate
Logistics – Pre-Tax Earnings of $42MM
Strong performance from Sunoco Logistics Partners L.P. (NYSE:
SXL); Earnings helped by 2009 and 2010 acquisitions and
contango profits
Coke – Pre-Tax Earnings of $44MM
Strong operations and spot coal sales helped performance
Maintain full year guidance of after-tax income between $125MM -
$140MM
* Pre-Tax Business Unit Income Before Special Items, excluding income attributable to non-controlling interests. For reconciliation to Net Income (Loss), see Slide 15.
Retail, Logistics & Coke Income* - 3Q10

Market margins deteriorated in 3Q on abundant supply and continued low demand; rising crude prices further challenged margin capture
Near break-even YTD, better than last year by $284MM, as a result of actions on operations, cost structure and margin capture
Market is expected to remain challenging with continued economic weakness and additional global supply => we remain focused on fundamentals
Refining & Supply - 3Q10 Pre-Tax Income*, MM$
* Pre-Tax Business Unit Income Before Special Items, excluding discontinued Tulsa refining operations.
For reconciliation of Pre-Tax Income (Loss) and Net Income (Loss), see Slides 14 and 15.
26
(130)
(182)
(227)
(70)
138
(70)
($300)
($200)
($100)
$0
$100
$200
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10

* R&S Weighted
Benchmark. For calculation, see Slide 24.
** Excludes discontinued Tulsa refining operations.
Realized R&S Margin vs. Benchmark*, $/B
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
Refining & Supply
Realized Margin ** 6.33 3.65 2.72 1.96 3.66 4.08 7.34 3.88 5.13
Weighted Benchmark * 5.71 6.05 4.57 3.59 4.98 5.67 6.51 4.87 5.68
Differential 0.62 (2.40) (1.85) (1.63) (1.32) (1.59) 0.83 (0.99) (0.55)
Margin Capture Rate 111% 60% 60% 55% 73% 72% 113% 80% 90%
Actual vs. Weighted Benchmark:
Crude 1.40 0.18 0.10 (0.61) 0.27 (0.92) 0.33 (0.92) (0.51)
Product (0.78) (2.58) (1.95) (1.02) (1.59) (0.67) 0.50 (0.07) (0.04)
Differential
0.62 (2.40) (1.85) (1.63) (1.32) (1.59) 0.83
(0.99)
(0.55)

0.92
(0.33)
0.61
0.92
(0.10)
(0.18)
(1.40)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Crude Cost vs. Weighted Benchmark
(0.07)
0.50
(0.67)
(1.02)
(1.95)
(2.58)
(0.78)
-4.00
-2.00
0.00
2.00
4.00
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10
Products vs. Weighted Benchmark
Total Refining & Supply (excluding Tulsa)
* R&S Weighted
Benchmark. For calculation, see Slide 24.
3Q10 Comments:
Timing hit of ~$.50/B due to rising crude prices
at end of quarter/early October
Quality differentials higher across system
Transportation costs lower than 2Q10 but still
above benchmark
3Q10 Comments:
Realizations on benchmark products
supported by matching operations to margin
opportunities
Vs 2Q10, realizations challenged by lower
overall gasoline cracks and narrower value
added gasoline differentials, lower ULSD
production and rising absolute prices
Realized R&S Margin vs. Benchmark*, $/B

      SUN       SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Cash from ops ex working capital 79           106         185         201         788         989
Working capital
(33)          (191)        (224)        (125)        53           (72)
Cash flow from operations
46           (85)          (39)          76           841         917
Capital expenditures (280)        (142)        (422)        (357)        (404)        (761)
Free cash flow (234)        (227)        (461)        (281)        437         156
Divestments
-              4             4             -              366         366
Dividends to Sunoco shareholders -              (18)          (18)          -              (54)          (54)
Distributions & other (27)          (4)            (31)          (73)          (19)          (92)
SXL equity issue/sale, & GP contribution 147         (3)            144         147         142         289
SXL dividends to Sunoco (21)          21           -              (67)          67           -
SXL dividends to Sunoco for IDR reset (201)        201         -
Sunoco loan to SXL 100         (100)        -              100         (100)        -
Net cash flow before net debt activity
(35)          (327)        (362)        (375)        1,040       665
Net debt activity
35           (6)            29           375         (288)        87
Net increase/(decrease) in cash & cash
equivalents
-              (333)        (333)        -              752         752
3Q10 YTD10
Sunoco and SXL Cash Flow, MM$
*
* Includes $394MM related to tax refund received in 1Q10 (included within working capital in Consolidated
Statement of Cash Flows).

12/31/09 3/31/10 6/30/10 9/30/10
Sunoco (ex-SXL)* 32% 16% -6% 6%
SXL 50% 63% 65% 61%
  Consolidated** 41% 34% 25% 28%
Sunoco Net Debt/(Cash)     1,223        498       (153)        173
SXL Net Debt***        866     1,139     1,211     1,346
Consolidated Net Debt, MM$     2,089     1,637     1,058     1,419
Total Cash, MM$        377        812     1,462     1,129
34%
25%
28%
6%
41%
-6%
16%
32%
Consolidated
Sunoco (ex-SXL)
* Proforma.
** Sunoco Revolver Covenant basis. For calculation, see Slides 19 and 20.
*** Includes intercompany loan due to Sunoco from SXL at 9/30/2010 which is eliminated in consolidation.
Net Debt-to-Capital Ratio, %

Refining
& Supply
1,100
Chemicals
690
Logistics
1,070
Will create two well-positioned businesses:
Leading high-quality metallurgical coke manufacturer with operations in the
U.S. and abroad
Streamlined fuels business that is better positioned to become the premier provider of transportation fuels in its markets
Enhances both businesses and allows each to pursue more
focused strategic plan
Separation event still planned for first half of 2011
Fritz Henderson hired to lead SunCoke; will be CEO after
separation
Private letter ruling filed in late October 2010
Unlocking Shareholder Value via SunCoke Separation

Market still challenging but we’re prepared and not slowing down
Refining improvement over prior year reflects focus on margin capture, cost reduction &
reliability
Retail, Logistics & Coke performing well and generating value
Strong balance sheet: $1.1 billion of cash & net debt of approx $175 MM, excluding SXL
Focused on fundamentals
Run safely & reliably at optimal capacity utilization
Improve margin capture
Lower our break-even cost per barrel
Protect the balance sheet
Positioning for future success
Become premier provider of transportation fuels in our markets
Achieve sustainably lower cost structure
Separate SunCoke Energy
Grow through SXL & Retail business
Key Takeaways

Appendix

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
   Refining & Supply
      Continuing Operations 14      (77)      (118)    (135)    (316)    (42)      86      (44)     -
      Discontinued Tulsa Operations 9        (6)       -         -         3         -         -         -         -
   Retail Marketing
6        10       49       21       86       21       45      41      107
   Logistics
30      26       19       22       97       17       20      26      63
   Coke
25      42       35       78       180     37       41      33      111
   Chemicals
      Continuing Operations
(12)     (3)       (2)       4         (13)      3         5        3        11
      Discontinued Polypropylene Operations 8        3         1         2         14       21       -         -         21
   Corporate Expenses (11)     (15)      (6)       (6)       (38)      (23)      (20)     (17)     (60)
   Net Financing Expenses & Other
(10)     (11)      (12)      (17)      (50)      (17)      (19)     (15)     (51)
      Income (Loss) Before Special Items
59      (31)      (34)      (31)      (37)      17       158    27      202
      Special Items
(47)     (24)      (278)    57       (292)    (80)      (13)     38      (55)
        Net Income (Loss) attributable to
          Sunoco shareholders 12      (55)      (312)    26       (329)    (63)      145    65      147
   EPS, $/Share (diluted)
      Income (Loss) Before Special Items 0.50   (0.27)   (0.29)   (0.27)   (0.32)   0.14    1.31   0.22   1.68
      Net Income (Loss) attributable to
        Sunoco shareholders 0.10   (0.47)   (2.67)   0.22    (2.81)   (0.53)   1.20   0.54   1.22
Earnings Profile, MM$ After-Tax

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
   Refining & Supply
      Continuing Operations
26      (130)    (182)    (227)    (513)    (70)      138    (70)     (2)
      Discontinued Tulsa Operations
15      (10)      -         -         5         -         -         -         -
   Retail Marketing
9        18       83       36       146     34       73      68      175
   Logistics
48      41       30       33       152     27       30      42      99
   Coke
33      61       47       52       193     51       56      44      151
   Chemicals
      Continuing Operations
(17)     (6)       (4)       6         (21)      5         7        5        17
      Discontinued Polypropylene Operations
11      6         2         3         22       33       -         -         33
   Corporate Expenses
(18)     (15)      (18)      (16)      (67)      (23)      (30)     (28)     (81)
   Net Financing Expenses & Other
(17)     (19)      (20)      (28)      (84)      (28)      (27)     (28)     (83)
      Pre-Tax Income (Loss) Before Special Items
90      (54)      (62)      (141)    (167)    29       247 33      309
      Pre-Tax Special Items
(79)     (41)      (467)    94       (493)    (214)    (22)     62      (174)
        Pre-Tax Income (Loss) 11      (95)      (529)    (47)      (660)    (185)    225    95      135
        Income Tax Expense (Benefit)
(1)      (40)      (217)    (73)      (331)    (122)    80      30      (12)
            Net Income (Loss) attributable to
              Sunoco shareholders
12      (55)      (312)    26       (329)    (63)      145    65      147
Earnings Profile, MM$ Pre-Tax

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
Realized Margin Indicators
Refining & Supply, $/B* 6.33 3.65 2.72 1.96 3.66 4.08 7.34 3.88 5.13
Retail Marketing, cpg
   Gasoline 6.4 7.0 13.0 8.8 8.9 8.9 11.5 10.5 10.3
   Distillate 24.5 12.0 11.7 7.9 14.8 8.0 9.0 7.8 8.3
Chemicals, cpp** 6.6 8.2 7.3 9.7 8.0 9.9 8.9 7.6 8.7
Market Indicators
Dated Brent Crude Oil, $/B 44.40 58.79 68.27 74.56 61.51 76.24 78.30 76.86 77.13
Natural Gas, $/DT 4.48 3.81 3.44 4.92 4.16 5.04 4.34 4.23 4.54
* Excludes discontinued Tulsa refining operations.
** Excludes discontinued polypropylene operations.
Key Indicators

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
   Total Refining & Supply *
     Crude Throughputs, MB/D 627 644 613 617 625 533 618 632 595
     % Capacity 76 78 74 85 78 79 92 94 88
     Net Prod. Available for Sale, MB/D 689 720 669 682 690 591 664 682 646
     Net Prod. Available for Sale, MMB 62 66 62 62 252 53 61 62 176
* Excludes discontinued Tulsa refining operations.
Key Volume Indicators – Refining & Supply

* Excludes discontinued polypropylene operations.
Key Volume Indicators – Retail, Chemicals, Coke
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
Retail Marketing
Gasoline Sales, MM Gal 1,066 1,147 1,140 1,108 4,461 1,026 1,130 1,171 3,327
Middle Distillate Sales, MM Gal
138 116 114 95 463 91 114 117 322
Total Sales, MM Gal 1,204 1,263 1,254 1,203 4,924 1,117 1,244 1,288 3,649
Gasoline and Diesel Throughput 143 153 156 153 151 147 159 148 152
(Company-Owned or Leased Outlets)
(M Gal/Site/Month)
Merchandise Sales (M$/Store/Month) 78 92 104 91 91 88 104 117 103
Chemicals*
Phenol and Related Sales, MM# 407 427 483 457 1,774 449 554 567 1,570
Coke
Production, M Tons:
United States 681 694 715 778 2,868 841 883 953 2,677
Brazil 280 282 321 383 1,266 413 422 431 1,266

* Represents intercompany loan due to Sunoco from SXL at 9/30/2010 which is eliminated in consolidation.
** Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
***   The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
****  Capital excludes noncontrolling interests.
Proforma Proforma
  SUN    SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Debt 1,213 1,306 2,519 1,248 1,299 2,547
Intercompany Debt -          -            -            100 -            -
Plus: Debt Guarantees -          1 1 -          1 1
Less: Cash (2)            (1,460)       (1,462)       (2)            (1,127)        (1,129)
Net Debt 1,211       (153)          1,058        1,346       173            1,419
Equity** 664 2,831 2,831 958 2,920 2,920
SXL Noncontrolling Interest -          -            418           -          -            689
Capital 1,875       2,678        4,307        2,304       3,093         5,028
Net Debt / Capital (Sunoco
  Revolver Covenant Basis)***            -   -6% 25%            -   6% 28%
Debt / Capital (GAAP Basis) **** 65% 32% 47% 61% 31% 47%
6/30/2010 9/30/2010
Financial Ratios, MM$ except ratios
*

* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
**  The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
*** Capital excludes noncontrolling interests.`
Financial Ratios, MM$ except ratios
Proforma Proforma
SUN  SUN
SXL
(ex SXL)
Sunoco SXL
(ex SXL)
Sunoco
Debt 868 1,596 2,464 1,141 2,447
Plus: Debt Guarantees - 2 2 - 2
Less: Cash (2) (375) (377) (2) (812)
Net Debt 866 1,223 2,089 1,139 1,637
Equity* 862 2,557 2,557 657 2,712
SXL Noncontrolling Interest - - 488 - - 414
Capital 1,728 3,780 5,134 1,796 4,763
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** - 32% 41% - 34%
Debt / Capital (GAAP Basis) *** 50% 38% 49% 63%
1,306
2
(810)
498
2,712
3,210
16%
33% 47%
12/31/2009 3/31/2010

0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
12/31/2009 3/31/2010 6/30/2010 9/30/2010
SXL
Sunoco
1.7
* Includes cash and cash equivalents of $0.4B, $0.8B, $1.5B and $1.1B  at 12/31/09, 3/31/10, 6/30/10
and 9/30/10, respectively.
2.7
Liquidity*, B$
3.2
2.9

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
Total Refining & Supply *
Net Production, MB/D 689.1       720.2       669.2       681.7       689.9       590.5       664.2       681.5       645.8
Gasoline 51% 51% 52% 53% 52% 52% 52% 52% 52%
Middle Distillates 34% 32% 33% 32% 32% 34% 37% 37% 36%
Residual Fuel 9% 9% 9% 8% 9% 6% 6% 5% 6%
Petrochemicals 3% 4% 4% 4% 4% 4% 3% 4% 4%
Other 8% 9% 7% 8% 8% 9% 7% 7% 7%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5% -5%
* Excludes discontinued Tulsa refining operations.
Refining & Supply – Products Manufactured

YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
Total Refining & Supply *
Gasoline Production, MB/D 350.0 370.3 346.0 365.5 357.9 306.3 343.1 357.9 336.0
RFG 46% 46% 55% 45% 48% 47% 48% 43% 46%
Conventional 54% 54% 45% 55% 52% 53% 52% 57% 54%
Distillate Production, MB/D 233.4 229.5 219.3 219.3 225.3 202.4 244.5 250.1 232.4
On-Road Diesel Fuel 47% 53% 56% 52% 52% 53% 66% 62% 61%
Heating Oil / Off-Road Diesel 30% 22% 23% 25% 25% 28% 15% 18% 20%
Jet Fuel 20% 23% 19% 21% 21% 17% 19% 19% 18%
Kerosene/Other 3% 2% 2% 2% 2% 2% 0% 1% 1%
* Excludes discontinued Tulsa refining operations.
Refining & Supply – Gasoline and Distillate Production

Toledo 4-3-1 Benchmark
4 WTI Crude: NYMEX Futures Close + $2.00 for transportation*
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 Distillate: 50% ULSD Chicago Pipeline Platt’s Low
50% Jet Gulf Coast Pipe Platt’s Low**
Northeast 6-3-2-1 Value-Added Benchmark
6 Dated Brent Crude: Platt’s Mid + $2.25 for transportation*
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
Northeast 6-3-2-1
  Value-Added Benchmark
5.32 5.23 4.10 3.85 4.62 6.09 5.91 4.22 5.41
Toledo 4-3-1
  Benchmark
7.28 9.36 6.41 2.56 6.40 3.99 8.89 7.50 6.80
* Benchmarks were updated in 1Q10 to reflect higher market crude transportation costs and all prior periods were restated for these new transportation costs.
** The Toledo benchmark was updated effective 1/1/2010 to include the US Gulf Coast Jet component. However, prior to 2010, the benchmarks were not restated for this change due to immateriality.
YTD
1Q09 2Q09 3Q09 4Q09 FY09 1Q10 2Q10 3Q10 2010
Northeast 6-3-2-1
at 80% weight
4.26 4.18 3.28 3.08 3.70 4.87 4.73 3.37 4.32
Toledo 4-3-1
at 20% weight
1.45 1.87 1.29 0.51 1.28 0.80 1.78 1.50 1.36
R&S Weighted Benchmark
5.71 6.05 4.57 3.59 4.98 5.67 6.51 4.87 5.68
Sunoco Refining Weighted Benchmark Margin, $/B

25 Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Clare McGrory (215) 977-6764 For More Information